Filed pursuant to 497(e)
File Nos. 002-80571 and 811-03618

BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED MAY 29, 2026

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 27, 2026,

AS SUPPLEMENTED

BRIGHTHOUSE/ARTISAN MID CAP VALUE PORTFOLIO

The Board of Trustees of Brighthouse Funds Trust II (the “Trust”) has approved the following changes with respect to Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”) effective on or about June 1, 2026: (1) changing the subadviser for the Portfolio from Artisan Partners Limited Partnership (“Artisan”) to Invesco Advisers, Inc. (“Invesco”), pursuant to a new subadvisory agreement between the Trust’s investment adviser, Brighthouse Investment Advisers, LLC, and Invesco; and (2) changing the name of the Portfolio will change to Invesco Value Opportunities Portfolio. Effective June 1, 2026, except as otherwise noted below, all references to the former name of the Portfolio contained in the Statement of Additional Information (the “SAI”) will change to the Portfolio’s new name and all references contained in the SAI to Artisan as the Portfolio’s subadviser will change to Invesco. The Insurance Companies (as defined in the Portfolio’s Prospectus) may temporarily continue to refer to Artisan as the Portfolio’s subadviser and to the Portfolio by its former name in their forms and communications until such documents can be revised.

In connection with the changes described above, the SAI is revised as follows:

The following is added to the section entitled “Investment Policies” effective June 1, 2026 until July 31, 2026:

Invesco Value Opportunities Portfolio

Effective until July 31, 2026, Invesco Advisers, Inc., subadviser to the Portfolio, invests at least 80% of the Portfolio’s net assets in the common stocks of medium-sized companies. For this purpose, a medium-sized company is defined as one with a market capitalization greater than the market capitalization of the smallest company in the Russell Midcap Index and less than three times the weighted average market capitalization of companies in that Index. As of December 31, 2025, the range of the market capitalization of companies in the Russell Midcap Index was between $144.9 million and $88.9 billion and the weighted average market capitalization of companies in that Index was approximately $30.2 billion.

Effective July 31, 2026, in the subsection entitled “Investment Restrictions – Trust II Portfolio 80% Investment Policies,” the reference to the Portfolio is removed.

Effective June 1, 2026, in the subsection entitled “Investment Advisory and Other Services – Subadvisory Arrangements for Trust I and Trust II – The Trust I Portfolios’ Subadvisory Fee Schedules,” footnote (g) in the table is amended to add Invesco Value Opportunities Portfolio in the list of portfolios that collectively constitutes the “Invesco Subadvised Portfolios.”

Effective June 1, 2026, in the subsection entitled “Investment Advisory and Other Services – Subadvisory Arrangements for Trust I and Trust II – The Trust II Portfolios’ Subadvisory Fee Schedules,” the information regarding the Portfolio in the table is deleted in its entirety and replaced with the following:

Trust II Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Invesco Value Opportunities Portfolio(f)(g)	0.38%	First $	350 million
	0.36%	Over $	350 million

(f)

Prior to June 1, 2026, the subadvisory fee rate for Invesco Value Opportunities Portfolio was at the annual rate of 0.380% of the first $500 million of the Portfolio’s average daily net assets, 0.340% of the next $500 million, and 0.300% of such assets over $1 billion.

(g)

For the purpose of calculating the subadvisory fee for the Portfolios for which BIA allocates investment advisory services to the subadviser, which currently include Invesco Balanced-Risk Allocation Portfolio, Invesco Comstock Portfolio, Invesco Small Cap Growth Portfolio, Invesco Global Equity Portfolio and Invesco Value Opportunities Portfolio (collectively, with the intent to include any portfolios for which BIA allocates investment advisory services to the subadviser at any given point in time, the “Invesco Subadvised Portfolios”), the subadviser applies the following fee discount to the fee computed under the schedule above based on the average daily aggregate net assets of the Invesco Subadvised Portfolios when the amount of aggregate assets in the Invesco Subadvised Portfolios is $2.5 billion or higher: 1.5% fee reduction for assets between $0 billion and $2.5 billion, 3.0% fee reduction for assets between $2.5 billion and $5 billion, 5.0% fee reduction for assets between $5 billion and $7.5 billion, 7.5% fee reduction for assets between $7.5 billion and $10 billion, and 10% fee reduction for assets greater than $10 billion. When the amount of aggregate assets in the Invesco Subadvised Portfolios is less than $2.5 billion, the foregoing fee discount does not apply.

Effective June 1, 2026, in Appendix C – “Portfolio Managers,” the references to the Portfolio in the section titled “Brighthouse/Artisan International Portfolio and Brighthouse/Artisan Mid Cap Value Portfolio” are deleted and the section titled “Invesco Balanced-Risk Allocation Portfolio, Invesco Comstock Portfolio, Invesco Global Equity Portfolio and Invesco Small Cap Growth Portfolio” is amended to add Invesco Value Opportunities Portfolio (collectively, the “Invesco Portfolios”) and the information for Jonathan Edwards, CFA, and Jonathan Mueller, CFA, set forth in the table below:

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Jonathan Edwards, CFA, Invesco Value Opportunities Portfolio	Registered Investment Companies	3	$14,889,931,799	0	N/A
	Other Pooled Investment Vehicles	1	$26,669,664	0	N/A
	Other Accounts	0	N/A	0	N/A
Jonathan Mueller, CFA, Invesco Value Opportunities Portfolio	Registered Investment Companies	3	$14,889,931,799	0	N/A
	Other Pooled Investment Vehicles	1	$26,669,664	0	N/A
	Other Accounts	0	N/A	0	N/A

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE